EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Allison Beach	Joe Calabrese
	Chief Financial Officer	Media Contact	Financial Relations Board
	(972) 490-9600	(972) 490-9600	(212) 827-3772

ASHFORD TRUST REPORTS FOURTH QUARTER AND
FULL YEAR 2025 RESULTS

DALLAS – February 25, 2026 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the fourth quarter and full year ended December 31, 2025. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of December 31, 2025 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the fourth quarter and full year ended December 31, 2025 with the fourth quarter and full year ended December 31, 2024 (see discussion below). All data presented in this press release gives effect to the 1-for-10 reverse stock split completed on October 25, 2024 with regard to share counts and per share data. The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FOURTH QUARTER 2025 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels decreased 1.8% to $123 during the quarter on a 2.6% decrease in Comparable ADR and a 0.8% increase in Comparable Occupancy.
•Net loss attributable to common stockholders was $(78.3) million or $(12.33) per diluted share for the quarter.
•Adjusted EBITDAre was $40.4 million for the quarter.
•Adjusted funds from operations (AFFO) was $(2.45) per diluted share for the quarter.
•Comparable Hotel EBITDA was $62.7 million for the quarter.
•The Company ended the quarter with cash and cash equivalents of $66.8 million and restricted cash of $149.6 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $25.7 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net working capital at the end of the quarter was $103.2 million.
•CapEx invested during the quarter was $25.7 million.
FULL YEAR 2025 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels decreased 0.7% over the prior year to $132 on a 1.5% decrease in Comparable ADR and a 0.8% increase in Comparable Occupancy.
•For the year, net loss attributable to common stockholders was $(215.0) million or $(35.99) per diluted share.

AHT Reports Fourth Quarter and Full Year Results

February 25, 2026
•Adjusted EBITDAre was $221.3 million for the year.
•For the year, AFFO was $(5.66) per diluted share.
•CapEx invested during the year was $71.2 million.
RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company announced that its Board of Directors formed a Special Committee to evaluate strategic alternatives to maximize shareholder value, including a potential transaction.
•During the quarter, the Company sold the Le Pavillon, a Tribute Portfolio Hotel, and signed definitive agreements to sell the Embassy Suites Austin Arboretum, and the Embassy Suites Houston Near the Galleria.
•Subsequent to quarter end, the Company extended its Highland mortgage loan secured by 18 hotels and paid the loan down by $10 million.
REVIEW OF STRATEGIC ALTERNATIVES
During the quarter, the Company announced that its Board of Directors formed a Special Committee to evaluate strategic alternatives to maximize shareholder value, including a potential transaction. In conjunction with forming the Special Committee, the Company has also terminated the current offering of its Series L and M Non-Traded Preferred Stock and suspended redemptions for all of its outstanding non-traded preferred stock.
CAPITAL STRUCTURE
As of December 31, 2025, the Company had total loans of $2.6 billion with a blended average interest rate of 7.7%. Approximately 5% of the Company’s current consolidated debt is fixed-rate and approximately 95% is floating-rate.
During the quarter, the Company signed definitive agreements to sell the Le Pavillon, a Tribute Portfolio Hotel, the Embassy Suites Austin Arboretum, and the Embassy Suites Houston Near the Galleria. These sales are expected to generate approximately $69.5 million in aggregate gross proceeds. Based on current mortgage interest rates, the Company expects more than $2 million in annual cash flow improvement and $14.5 million in future capital expenditure savings following the sales.
Subsequent to quarter end, the Company extended its Highland mortgage loan secured by 18 hotels. As a condition to the extension, the loan was paid down by $10 million to a current balance of $723.6 million, or approximately 65% of appraised value, and has a final maturity date of July 9, 2026.
The Company did not pay a dividend on its common stock and common units for the fourth quarter ended December 31, 2025.
“Our fourth quarter performance reflected continued industry-wide economic pressures that constrained RevPAR and margins. Despite challenging industry conditions, our asset management team and property managers delivered solid execution, focused on aggressively managing operating expenses as well as driving revenue and operational efficiency,” commented Stephen Zsigray, President and Chief Executive Officer of Ashford Trust. “As part of our ongoing strategy to deleverage the portfolio and enhance long-term shareholder value, we signed definitive agreements to sell the Le Pavillon in New Orleans, the Embassy Suites in Austin, and the Embassy Suites in Houston in the fourth quarter and expect several additional asset sales in the new year. We believe the attractive cap rates achieved on these sales underscore the intrinsic value of our assets, and we expect strategic divestitures to remain an important

AHT Reports Fourth Quarter and Full Year Results

February 25, 2026
tool in improving leverage, liquidity, and cash flow as we enter 2026. In addition, given our high percentage of floating-rate debt, we should also continue to benefit from lower short-term interest rates.”
Mr. Zsigray concluded, “We've been highly encouraged by our success to date in executing our plan to drive outsized EBITDA growth, strategically sell assets, and strengthen our balance sheet.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, February 26, 2026, at 11:00 a.m. ET. The number to call for this interactive teleconference is (646) 307-1963. A replay of the conference call will be available through Thursday, March 5, 2026, by dialing (609) 800-9909 and entering the confirmation number, 7743408.
The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2025 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s website, www.ahtreit.com, on Thursday, February 26, 2026, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

AHT Reports Fourth Quarter and Full Year Results

February 25, 2026
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	December 31, 2025	December 31, 2024
ASSETS
Investments in hotel properties, gross	$3,069,016	$3,350,086
Accumulated depreciation	(983,772)	(1,030,879)
Investments in hotel properties, net	2,085,244	2,319,207
Contract asset	355,138	366,671
Cash and cash equivalents	66,145	112,907
Restricted cash	149,580	99,695
Accounts receivable, net of allowance of $424 and $435 respectively	32,752	35,579
Inventories	3,598	3,631
Notes receivable, net	12,187	10,565
Investment in unconsolidated entities	7,265	7,590
Deferred costs, net	1,529	1,788
Derivative assets, net	410	2,594
Operating lease right-of-use assets	43,582	43,780
Prepaid expenses and other assets	32,057	39,144
Due from third-party hotel managers	25,667	21,206
Assets held for sale	18,478	96,628
Total assets	$2,833,632	$3,160,985

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$2,526,608	$2,629,289
Indebtedness associated with hotels in receivership	272,800	314,640
Finance lease liability	17,536	17,992
Accounts payable and accrued expenses	123,773	137,506
Accrued interest payable	13,993	10,212
Accrued interest associated with hotels in receivership	82,338	52,031
Dividends and distributions payable	4,247	3,952
Due to Ashford Inc., net	40,643	25,635
Due to related parties, net	1,949	2,850
Due to third-party hotel managers	882	1,145
Operating lease liabilities	44,045	44,369
Other liabilities	36,768	34,011
Liabilities associated with assets held for sale	41,292	99,139
Total liabilities	3,206,874	3,372,771

Redeemable noncontrolling interests in operating partnership	20,516	22,509
Series J Redeemable Preferred Stock, $0.01 par value, 7,684,201 and 6,799,638 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	179,818	156,671
Series K Redeemable Preferred Stock, $0.01 par value, 731,102 and 601,175 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	18,215	14,869
Series L Redeemable Preferred Stock, $0.01 par value, 238,191 and 0 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	5,484	—
Series M Redeemable Preferred Stock, $0.01 par value, 550,888 and 0 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	13,566	—
Equity (deficit):
Preferred stock, $0.01 par value, 55,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,111,127 and 1,111,127 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	11	11
Series F Cumulative Preferred Stock, 1,037,044 and 1,037,044 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	10	10
Series G Cumulative Preferred Stock, 1,470,948 and 1,470,948 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	15	15
Series H Cumulative Preferred Stock, 1,037,956 and 1,037,956 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	10	10
Series I Cumulative Preferred Stock, 1,034,303 and 1,034,303 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	11	11
Common stock, $0.01 par value, 395,000,000 shares authorized, 6,476,157 and 5,636,595 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	65	56
Additional paid-in capital	2,402,015	2,392,518
Accumulated deficit	(3,028,489)	(2,811,868)
Total stockholders' equity (deficit) of the Company	(626,352)	(419,237)
Noncontrolling interests in consolidated entities	15,511	13,402
Total equity (deficit)	(610,841)	(405,835)
Total liabilities and equity/deficit	$2,833,632	$3,160,985

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
REVENUE
Rooms	$190,203	$203,979	$825,623	$889,753
Food and beverage	51,801	53,579	207,588	212,581
Other	16,579	17,502	69,643	67,800
Total hotel revenue	258,583	275,060	1,102,854	1,170,134
Other	384	421	1,534	2,325
Total revenue	258,967	275,481	1,104,388	1,172,459
EXPENSES
Hotel operating expenses
Rooms	48,320	49,887	198,106	209,569
Food and beverage	35,374	36,057	139,828	145,304
Other expenses	95,091	106,481	392,070	418,077
Management fees	8,907	9,765	38,264	42,406
Total hotel operating expenses	187,692	202,190	768,268	815,356
Property taxes, insurance and other	11,298	11,768	59,793	64,103
Depreciation and amortization	34,091	37,305	141,295	152,776
Impairment charges	47,827	59,331	67,648	59,331
Advisory services fee:
Base advisory fee	8,290	8,120	33,238	32,495
Reimbursable expenses	6,861	11,294	16,361	23,856
Stock/unit-based compensation	(224)	540	(773)	1,801
Stirling performance participation fee	—	121	213	454
Corporate, general and administrative:
Stock/unit-based compensation	—	26	13	296
Other general and administrative	3,663	4,174	20,770	24,366
Total operating expenses	299,498	334,869	1,106,826	1,174,834
Gain (loss) on disposition of assets and hotel properties	24,494	—	79,799	94,406
Gain (loss) on derecognition of assets	9,405	10,429	39,054	167,177
OPERATING INCOME (LOSS)	(6,632)	(48,959)	116,415	259,208
Equity in earnings (loss) of unconsolidated entities	(67)	(1,542)	(325)	(2,370)
Interest income	1,073	1,499	4,739	6,942
Other income (expense), net	—	—	—	108
Interest expense, net of discount amortization	(49,227)	(59,685)	(230,659)	(259,768)
Interest expense associated with hotels in receivership	(9,406)	(10,430)	(39,038)	(45,592)
Amortization of loan costs	(6,634)	(4,472)	(25,570)	(13,591)
Write-off of premiums, loan costs and exit fees	(492)	(1,414)	(8,853)	(5,245)
Gain (loss) on extinguishment of debt	292	(16)	335	2,774
Realized and unrealized gain (loss) on derivatives	(542)	(6,396)	(5,346)	(6,480)
INCOME (LOSS) BEFORE INCOME TAXES	(71,635)	(131,415)	(188,302)	(64,014)
Income tax benefit (expense)	838	2,316	143	(997)
NET INCOME (LOSS)	(70,797)	(129,099)	(188,159)	(65,011)
(Income) loss attributable to noncontrolling interest in consolidated entities	339	3,534	5,058	4,028
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,135	1,355	3,262	683
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(69,323)	(124,210)	(179,839)	(60,300)
Preferred dividends	(7,295)	(6,307)	(28,216)	(22,686)
Deemed dividends on redeemable preferred stock	(1,685)	(653)	(6,949)	(2,906)
Gain (loss) on extinguishment of preferred stock	—	30	—	3,370
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(78,303)	$(131,140)	$(215,004)	$(82,522)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(12.33)	$(23.83)	$(35.99)	$(17.54)
Weighted average common shares outstanding – basic	6,351	5,502	5,974	4,706
Diluted:
Net income (loss) attributable to common stockholders	$(12.33)	$(23.83)	$(35.99)	$(17.54)
Weighted average common shares outstanding – diluted	6,351	5,502	5,974	4,706
Dividends declared per common share	$—	$—	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Net income (loss)	$(70,797)	$(129,099)	$(188,159)	$(65,011)
Interest expense and amortization of discounts and loan costs, net	55,861	64,157	256,229	273,359
Interest expense associated with hotels in receivership	9,406	10,430	39,038	45,592
Depreciation and amortization	34,091	37,305	141,295	152,776
Income tax expense (benefit)	(838)	(2,316)	(143)	997
Equity in (earnings) loss of unconsolidated entities	67	1,542	325	2,370
Company's portion of EBITDA of unconsolidated entities	256	130	1,208	436
EBITDA	28,046	(17,851)	249,793	410,519
Impairment charges on real estate	47,827	59,331	67,648	59,331
(Gain) loss on consolidation of VIE and disposition of assets and hotel properties	(24,494)	—	(79,799)	(94,406)
(Gain) loss on derecognition of assets	(9,405)	(10,429)	(39,054)	(167,177)
EBITDAre	41,974	31,051	198,588	208,267
Amortization of unfavorable contract liabilities	(31)	(30)	(122)	(122)
Transaction and conversion costs	620	1,599	9,549	10,809
Write-off of premiums, loan costs and exit fees	492	1,414	8,853	5,245
Realized and unrealized (gain) loss on derivatives	542	6,396	5,346	6,480
Stock/unit-based compensation	(224)	566	(760)	2,097
Legal, advisory and settlement costs	253	2,061	1,871	3,230
Other (income) expense, net	—	—	—	(108)
Stirling performance participation fee	(213)	(111)	—	—
(Gain) loss on insurance settlements	(2,950)	(73)	(2,950)	(73)
(Gain) loss on extinguishment of debt	(292)	16	(335)	(2,774)
Severance	216	2,280	1,228	2,824
Company's portion of adjustments to EBITDAre of unconsolidated entities	—	—	—	6
Adjusted EBITDAre	$40,387	$45,169	$221,268	$235,881
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Net income (loss)	$(70,797)	$(129,099)	$(188,159)	$(65,011)
(Income) loss attributable to noncontrolling interest in consolidated entities	339	3,534	5,058	4,028
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,135	1,355	3,262	683
Preferred dividends	(7,295)	(6,307)	(28,216)	(22,686)
Deemed dividends on redeemable preferred stock	(1,685)	(653)	(6,949)	(2,906)
Gain (loss) on extinguishment of preferred stock	—	30	—	3,370
Net income (loss) attributable to common stockholders	(78,303)	(131,140)	(215,004)	(82,522)
Depreciation and amortization on real estate	33,358	37,305	138,441	152,776
(Gain) loss on consolidation of VIE and disposition of assets and hotel properties	(24,494)	—	(79,799)	(94,406)
(Gain) loss on derecognition of assets	(9,405)	(10,429)	(39,054)	(167,177)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,135)	(1,355)	(3,262)	(683)
Equity in (earnings) loss of unconsolidated entities	67	1,542	325	2,370
Impairment charges on real estate	47,827	59,331	67,648	59,331
Company's portion of FFO of unconsolidated entities	36	(475)	192	(932)
FFO available to common stockholders and OP unitholders	(32,049)	(45,221)	(130,513)	(131,243)
Deemed dividends on redeemable preferred stock	1,685	653	6,949	2,906
(Gain) loss on extinguishment of preferred stock	—	(30)	—	(3,370)
Transaction and conversion costs	620	1,599	9,549	10,809
Write-off of premiums, loan costs and exit fees	492	1,414	8,853	5,245
Unrealized (gain) loss on derivatives	611	9,377	7,064	32,790
Stock/unit-based compensation	(224)	566	(760)	2,097
Legal, advisory and settlement costs	253	2,061	1,871	3,230
Other (income) expense, net	—	—	—	(108)
Amortization of credit facility exit fee	—	—	—	844
Amortization of loan costs	6,634	4,472	25,490	13,591
Stirling performance participation fee	(213)	(111)	—	—
(Gain) loss on insurance settlements	(2,950)	(73)	(2,950)	(73)
(Gain) loss on extinguishment of debt	(292)	16	(335)	(2,774)
Interest expense associated with hotels in receivership	9,406	10,430	39,038	40,045
Severance	216	2,280	1,228	2,824
Company's portion of adjustments to FFO of unconsolidated entities	20	119	105	125
Adjusted FFO available to common stockholders and OP unitholders	$(15,791)	$(12,448)	$(34,411)	$(23,062)
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(2.45)	$(2.21)	$(5.66)	$(4.84)
Weighted average diluted shares	6,446	5,621	6,078	4,769

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
December 31, 2025
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (12)	Interest Rate (11)	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (13)	Comparable TTM Hotel EBITDA Debt Yield
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	March 2025	4.66%	$21,971	$—	$21,971	(2)	$(18,344)	(83.5)%	$2,114	9.6%
BAML Highland Pool - 18 hotels	January 2026	July 2026	SOFR (1) + 4.15%	—	733,625	733,625	(3)	78,299	10.7%	85,723	11.7%
JPMorgan Chase - 8 hotels	February 2026	February 2026	SOFR (1) + 3.28%	—	325,000	325,000	(4)	6,760	2.1%	25,820	7.9%
BAML Indigo Atlanta - 1 hotel	February 2026	February 2027	SOFR (1) + 2.85%	—	12,330	12,330	(5)	294	2.4%	2,288	18.6%
Morgan Stanley Pool - 14 hotels	March 2026	March 2028	SOFR (1) + 3.83%	—	341,203	341,203	(6)	52,323	15.3%	34,562	10.1%
Aareal Alexandria/La Posada - 2 hotels	May 2026	May 2028	SOFR (1) + 4.00%	—	98,450	98,450	(7)	(25,179)	(25.6)%	10,931	11.1%
BAML/Sculptor KEYS 16 Pool - 16 hotels	February 2027	February 2030	SOFR (1) + 4.37%	—	580,000	580,000	(8)	50,333	8.7%	71,893	12.4%
BAML Nashville - 1 hotel	September 2027	September 2030	SOFR (1) + 2.26%	—	218,100	218,100	(8)	26,993	12.4%	35,804	16.4%
Torchlight Marriott Crystal Gateway - 1 hotel	November 2027	November 2029	SOFR (1) + 4.75%	—	121,500	121,500	(9)	12,642	10.4%	16,321	13.4%
BAML Pool - 4 hotels	December 2028	December 2028	8.51%	30,200	—	30,200		538	1.8%	4,667	15.5%
Preferred Equity Nashville - 1 hotel	May 2029	May 2029	11.14%	88,845	—	88,845	(10)	N/A	N/A	N/A	N/A
Unencumbered Hotel - 1 hotel				—	—	—		2,085	N/A	4,570	N/A
Total				$141,016	$2,430,208	$2,571,224		$186,744	7.3%	$294,693	11.5%
Percentage				5.5%	94.5%	100.0%
Weighted average interest rate (11)				9.57%	7.58%	7.69%
All indebtedness is non-recourse.
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, which includes the operations of the Le Meridien and debt associated with hotels in receivership.
(1)    SOFR rate was 3.69% at December 31, 2025.
(2)    As of December 31, 2025, this mortgage loan was in default under the terms and conditions of the mortgage loan agreement. Default interest of 5.00% was accrued in addition to the stated interest rate, in accordance with the terms of the mortgage loan agreement, and is reflected in the Company’s consolidated balance sheet and statement of operations.
(3)    This mortgage loan has one six-month extension option, subject to satisfaction of certain conditions. The six-month extension option was exercised in January 2026, included a $10.0 million principal paydown and increased the weighted average spread rate to 4.41%.
(4)    This mortgage loan has six one-year extension options, subject to satisfaction of certain conditions. The sixth one-year extension period began in February 2025, subject to satisfaction of certain conditions, which must be completed by February 9, 2026. On February 9, 2026, this mortgage loan went into default under the terms and conditions of the mortgage loan agreement and began incurring default interest of 5.00% in addition to the stated interest rate, in accordance with the terms and conditions of the mortgage loan agreement.
(5)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions. The one-year extension option was exercised in February 2026.
(6)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.
(7)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 0.50%.
(8)    This mortgage loan has three one-year extension option, subject to satisfaction of certain conditions.
(9)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.75%.
(10)    Terms of this preferred equity transaction include an 11.14% fixed preferred equity rate, consisting of 10.14% cash interest and 1.00% paid-in-kind interest.
(11)    Interest rates do not include default or late payment rates in effect on one mortgage loan.
(12)    The final maturity date assumes all available extension options will be exercised.
(13)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
December 31, 2025
(dollars in thousands)
(unaudited)

	2026	2027	2028	2029	2030	Thereafter	Total
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	$21,971	$—	$—	$—	$—	$—	$21,971
BAML Highland Pool - 18 hotels	733,625	—	—	—	—	—	733,625
JPMorgan Chase - 8 hotels	325,000	—	—	—	—	—	325,000
BAML Indigo Atlanta - 1 hotel	—	12,330	—	—	—	—	12,330
Morgan Stanley Pool - 15 hotels	—	—	341,203	—	—	—	341,203
Aareal Alexandria/La Posada - 2 hotels	—	—	98,450	—	—	—	98,450
BAML Pool - 4 hotels	—	—	30,200	—	—	—	30,200
Preferred Equity Nashville - 1 hotel	—	—	—	88,845	—	—	88,845
Torchlight Marriott Gateway - 1 hotel	—	—	—	121,500	—	—	121,500
BAML/Sculptor KEYS 16 Pool - 16 hotels	—	—	—	—	580,000	—	580,000
BAML Nashville - 1 hotel	—	—	—	—	218,100	—	218,100
Principal due in future periods	1,080,596	12,330	469,853	210,345	798,100	—	2,571,224
Scheduled amortization payments remaining	—	—	—	—	—	—	—
Total indebtedness	$1,080,596	$12,330	$469,853	$210,345	$798,100	$—	$2,571,224
The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, which includes the operations of the Le Meridien and debt associated with hotels in receivership.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$190,203	$(2,735)	$187,468	$203,979	$(13,045)	$190,934	(6.75)%	(1.82)%
RevPAR	$122.71	$(138.67)	$122.51	$125.66	$(140.24)	$124.77	(2.34)%	(1.82)%
Occupancy	66.84%	(69.51)%	66.80%	66.37%	(68.11)%	66.26%	0.71%	0.82%
ADR	$183.60	$(199.51)	$183.39	$189.34	$(205.90)	$188.31	(3.03)%	(2.61)%

ALL HOTELS:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$825,624	$(22,549)	$803,075	$889,753	$(84,727)	$805,026	(7.21)%	(0.24)%
RevPAR	$131.68	$(113.36)	$132.28	$132.87	$(129.41)	$133.24	(0.89)%	(0.72)%
Occupancy	70.26%	(66.54)%	70.39%	69.66%	(67.87)%	69.85%	0.86%	0.77%
ADR	$187.41	$(170.36)	$187.93	$190.75	$(190.67)	$190.76	(1.75)%	(1.48)%

NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$180,648	$(2,736)	$177,912	$195,339	$(13,045)	$182,294	(7.52)%	(2.40)%
RevPAR	$123.58	$(138.67)	$123.38	$127.25	$(140.24)	$126.42	(2.88)%	(2.40)%
Occupancy	67.30%	(69.51)%	67.27%	66.68%	(68.11)%	66.59%	0.93%	1.02%
ADR	$183.64	$(199.51)	$183.41	$190.84	$(205.90)	$189.84	(3.77)%	(3.39)%

ALL HOTELS NOT UNDER RENOVATION:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$779,662	$(22,548)	$757,114	$843,851	$(84,727)	$759,124	(7.61)%	(0.26)%
RevPAR	$131.70	$(113.36)	$132.34	$132.98	$(129.41)	$133.39	(0.96)%	(0.79)%
Occupancy	70.47%	(66.54)%	70.61%	69.62%	(67.87)%	69.83%	1.22%	1.12%
ADR	$186.89	$(170.36)	$187.43	$191.00	$(190.67)	$191.04	(2.16)%	(1.89)%

NOTES:
(1)    The above comparable information assumes the 64 hotel properties owned and included in the Company’s operations at December 31, 2025, and not under renovation during the three months ended December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    Excluded hotels under renovation:
Courtyard Bloomington, Hilton Garden Inn Virginia Beach, Sheraton Anchorage, Westin Princeton

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Year Ended
	December 31,			December 31,
	2025	2024	% Variance	2025	2024	% Variance
Total hotel revenue	$258,583	$275,060	(5.99)%	$1,102,855	$1,170,134	(5.75)%
Non-comparable adjustments	(3,443)	(15,712)		(27,113)	(102,695)
Comparable total hotel revenue	$255,140	$259,348	(1.62)%	$1,075,742	$1,067,439	0.78%

Hotel net income (loss)	$4,332	$(37,125)	111.67%	$157,653	$166,667	(5.41)%
Non-comparable adjustments	(24,029)	41		(48,253)	(88,342)
Comparable hotel net income (loss)	$(19,697)	$(37,084)	46.89%	$109,400	$78,325	39.67%
Hotel net income (loss) margin	1.68%	(13.50)%	15.18%	14.29%	14.24%	0.05%
Comparable hotel net income margin	(7.72)%	(14.30)%	6.58%	10.17%	7.34%	2.83%

Hotel EBITDA	$63,133	$69,415	(9.05)%	$302,625	$314,694	(3.84)%
Non-comparable adjustments	(472)	(4,129)		(5,110)	(24,192)
Comparable hotel EBITDA	$62,661	$65,286	(4.02)%	$297,515	$290,502	2.41%
Hotel EBITDA margin	24.41%	25.24%	(0.83)%	27.44%	26.89%	0.55%
Comparable hotel EBITDA margin	24.56%	25.17%	(0.61)%	27.66%	27.21%	0.45%
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Year Ended
	December 31,			December 31,
	2025	2024	% Variance	2025	2024	% Variance
Total hotel revenue	$246,397	$263,762	(6.58)%	$1,047,259	$1,113,609	(5.96)%
Non-comparable adjustments	(3,442)	(15,711)		(27,112)	(102,695)
Comparable total hotel revenue	$242,955	$248,051	(2.05)%	$1,020,147	$1,010,914	0.91%

Hotel net income (loss)	$4,182	$(36,989)	111.31%	$149,168	$158,142	(5.67)%
Non-comparable adjustments	(24,030)	42		(48,255)	(88,342)
Comparable hotel net income (loss)	$(19,848)	$(36,947)	46.28%	$100,913	$69,800	44.57%
Hotel net income (loss) margin	1.70%	(14.02)%	15.72%	14.24%	14.20%	0.04%
Comparable hotel net income margin	(8.17)%	(14.89)%	6.72%	9.89%	6.90%	2.99%

Hotel EBITDA	$60,976	$67,854	(10.14)%	$286,662	$299,988	(4.44)%
Non-comparable adjustments	(472)	(4,126)		(5,110)	(24,190)
Comparable hotel EBITDA	$60,504	$63,728	(5.06)%	$281,552	$275,798	2.09%
Hotel EBITDA margin	24.75%	25.73%	(0.98)%	27.37%	26.94%	0.43%
Comparable hotel EBITDA margin	24.90%	25.69%	(0.79)%	27.60%	27.28%	0.32%
NOTES:
(1)    The above comparable information assumes the 64 hotel properties owned and included in the Company’s operations at December 31, 2025, and not under renovation during the three months ended December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(3)    Excluded hotels under renovation:
Courtyard Bloomington, Hilton Garden Inn Virginia Beach, Sheraton Anchorage, Westin Princeton

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025	2025	2025	2025	2025	2025	2025	2025	2025	2025
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter
Total hotel revenue	$258,583	$(3,443)	$255,140	$265,675	$(5,756)	$259,919	$301,546	$(8,658)	$292,888	$277,051	$(9,256)	$267,795
Hotel net income (loss)	$4,332	$(24,029)	$(19,697)	$26,634	$4,845	$31,479	$57,561	$2,756	$60,317	$69,126	$(31,825)	$37,301
Hotel net income (loss) margin	1.68%		(7.72)%	10.03%		12.11%	19.09%		20.59%	24.95%		13.93%
Hotel EBITDA	$63,133	$(472)	$62,661	$68,740	$(384)	$68,356	$92,279	$(1,752)	$90,527	$78,473	$(2,502)	$75,971
Hotel EBITDA margin	24.41%		24.56%	25.87%		26.30%	30.60%		30.91%	28.32%		28.37%

Hotel net income (loss) % of total TTM	2.7%		(18.0)%	16.9%		28.8%	36.5%		55.1%	43.9%		34.1%
EBITDA % of total TTM	20.9%		21.1%	22.7%		23.0%	30.5%		30.4%	25.9%		25.5%

JV interests in Hotel net income (loss)	$(349)		$(349)	$(1,249)		$(1,249)	$(1,235)		$(1,235)	$(1,544)		$(1,544)
JV interests in EBITDA	$1,038		$1,038	$216		$216	$421		$421	$321		$321

	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
	TTM	TTM	TTM
Total hotel revenue	$1,102,855	$(27,113)	$1,075,742
Hotel net income (loss)	$157,653	$(48,253)	$109,400
Hotel net income (loss) margin	14.29%		10.17%
Hotel EBITDA	$302,625	$(5,110)	$297,515
Hotel EBITDA margin	27.44%		27.66%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$(4,377)		$(4,377)
JV interests in EBITDA	$1,996		$1,996
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2025	2025	2025	2024	2024	2024	% Variance	% Variance
Atlanta, GA Area	6	1,128	$132.37	$—	$132.37	$131.35	$—	$131.35	0.8%	0.8%
Boston, MA Area	—	—	—	—	—	215.20	(215.20)	—	(100.0)%	—%
Dallas / Ft. Worth, TX Area	5	1,396	117.84	—	117.84	104.51	—	104.51	12.8%	12.8%
Houston, TX Area	2	453	115.93	—	115.93	108.77	(84.23)	121.89	6.6%	(4.9)%
Los Angeles, CA Metro Area	4	1,312	143.81	—	143.81	141.47	—	141.47	1.7%	1.7%
Miami, FL Metro Area	2	414	166.52	—	166.52	161.30	—	161.30	3.2%	3.2%
Minneapolis - St. Paul, MN Area	2	520	64.68	—	64.68	56.57	—	56.57	14.3%	14.3%
Nashville, TN Area	1	674	207.72	—	207.72	210.75	—	210.75	(1.4)%	(1.4)%
New York / New Jersey Metro Area	4	1,159	93.11	—	93.11	94.75	—	94.75	(1.7)%	(1.7)%
Orlando, FL Area	2	524	107.15	—	107.15	131.25	—	131.25	(18.4)%	(18.4)%
Philadelphia, PA Area	1	263	115.96	—	115.96	96.56	—	96.56	20.1%	20.1%
San Diego, CA Area	1	260	111.63	(141.93)	108.97	137.18	(146.76)	131.65	(18.6)%	(17.2)%
San Francisco - Oakland, CA Metro Area	3	793	124.16	—	124.16	118.00	—	118.00	5.2%	5.2%
Tampa, FL Area	2	571	123.00	—	123.00	149.76	—	149.76	(17.9)%	(17.9)%
Washington D.C. - MD - VA Area	9	2,428	121.28	—	121.28	136.69	—	136.69	(11.3)%	(11.3)%
Other Areas	24	4,738	117.77	(138.28)	116.94	115.96	(103.95)	116.73	1.6%	0.2%
Total Portfolio	68	16,633	$122.71	$(138.67)	$122.51	$125.66	$(140.24)	$124.77	(2.3)%	(1.8)%
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2025	2025	2025	2024	2024	2024	% Variance	% Variance
Atlanta, GA Area	6	1,128	$136.52	$—	$136.52	$128.61	$(77.84)	$133.27	6.2%	2.4%
Boston, MA Area	—	—	38.81	(38.81)	—	207.84	(207.84)	—	(81.3)%	—%
Dallas / Ft. Worth, TX Area	5	1,396	119.39	—	119.39	112.38	(83.82)	113.88	6.2%	4.8%
Houston, TX Area	2	453	113.00	(91.11)	120.47	107.13	(94.74)	113.78	5.5%	5.9%
Los Angeles, CA Metro Area	4	1,312	148.63	—	148.63	144.70	(84.48)	147.01	2.7%	1.1%
Miami, FL Metro Area	2	414	174.76	—	174.76	168.55	—	168.55	3.7%	3.7%
Minneapolis - St. Paul, MN Area	2	520	73.02	—	73.02	71.87	—	71.87	1.6%	1.6%
Nashville, TN Area	1	674	224.10	—	224.10	223.78	—	223.78	0.1%	0.1%
New York / New Jersey Metro Area	4	1,159	99.47	—	99.47	95.37	(55.84)	96.68	4.3%	2.9%
Orlando, FL Area	2	524	114.53	—	114.53	122.23	—	122.23	(6.3)%	(6.3)%
Philadelphia, PA Area	1	263	121.96	—	121.96	105.67	(28.18)	115.28	15.4%	5.8%
San Diego, CA Area	1	260	142.38	(152.04)	138.00	155.51	(164.47)	150.34	(8.4)%	(8.2)%
San Francisco - Oakland, CA Metro Area	3	793	135.34	—	135.34	126.33	(85.16)	130.63	7.1%	3.6%
Tampa, FL Area	2	571	139.81	—	139.81	144.01	—	144.01	(2.9)%	(2.9)%
Washington D.C. - MD - VA Area	9	2,428	142.07	—	142.07	149.72	—	149.72	(5.1)%	(5.1)%
Other Areas	24	4,738	124.47	(111.30)	125.21	126.55	(113.80)	128.17	(1.6)%	(2.3)%
Total Portfolio	68	16,633	$131.68	$(113.36)	$132.28	$132.87	$(129.41)	$133.24	(0.9)%	(0.7)%
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2025	2025	2025		2024	2024	2024		% Variance	% Variance
Atlanta, GA Area	6	1,128	$2,024	$(31)	$1,993	(10.1)%	$1,966	$(27)	$1,939	(5.2)%	3.0%	2.8%
Boston, MA Area	—	—	150	(150)	—	—%	2,019	(2,019)	—	—%	(92.6)%	—%
Dallas / Ft. Worth, TX Area	5	1,396	2,742	—	2,742	(13.9)%	(2,302)	15	(2,287)	6.2%	219.1%	219.9%
Houston, TX Area	2	453	655	(410)	245	(1.2)%	508	(33)	475	(1.3)%	28.9%	(48.4)%
Los Angeles, CA Metro Area	4	1,312	3,034	—	3,034	(15.4)%	(33,595)	—	(33,595)	90.6%	109.0%	109.0%
Miami, FL Metro Area	2	414	1,190	—	1,190	(6.0)%	1,403	—	1,403	(3.8)%	(15.2)%	(15.2)%
Minneapolis - St. Paul, MN Area	2	520	(819)	—	(819)	4.2%	(1,033)	—	(1,033)	2.8%	20.7%	20.7%
Nashville, TN Area	1	674	6,194	—	6,194	(31.4)%	6,191	—	6,191	(16.7)%	—%	—%
New York / New Jersey Metro Area	4	1,159	(335)	(82)	(417)	2.1%	284	—	284	(0.8)%	(218.0)%	(246.8)%
Orlando, FL Area	2	524	716	—	716	(3.6)%	1,530	—	1,530	(4.1)%	(53.2)%	(53.2)%
Philadelphia, PA Area	1	263	402	(38)	364	(1.8)%	(98)	(4)	(102)	0.3%	510.2%	456.9%
San Diego, CA Area	1	260	23,385	(23,269)	116	(0.6)%	799	(577)	222	(0.6)%	2,826.8%	(47.7)%
San Francisco - Oakland, CA Metro Area	3	793	(15,832)	(150)	(15,982)	81.1%	(749)	384	(365)	1.0%	(2,013.8)%	(4,278.6)%
Tampa, FL Area	2	571	1,494	—	1,494	(7.6)%	1,057	—	1,057	(2.9)%	41.3%	41.3%
Washington D.C. - MD - VA Area	9	2,428	(26,184)	—	(26,184)	132.9%	6,388	—	6,388	(17.2)%	(509.9)%	(509.9)%
Other Areas	24	4,738	5,516	101	5,617	(28.7)%	(21,493)	2,302	(19,191)	51.7%	125.7%	129.3%
Total Portfolio	68	16,633	$4,332	$(24,029)	$(19,697)	100.0%	$(37,125)	$41	$(37,084)	100.0%	111.7%	46.9%
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) BY MARKET
(in thousands)
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2025	2025	2025		2024	2024	2024		% Variance	% Variance
Atlanta, GA Area	6	1,128	$8,424	$(33)	$8,391	7.7%	$19,975	$(14,100)	$5,875	7.5%	(57.8)%	42.8%
Boston, MA Area	—	—	31,971	(31,971)	—	—%	4,380	(4,380)	—	—%	629.9%	—%
Dallas / Ft. Worth, TX Area	5	1,396	6,760	(19)	6,741	6.2%	6,725	(1,715)	5,010	6.4%	0.5%	34.6%
Houston, TX Area	2	453	17,334	(16,032)	1,302	1.2%	920	(6)	914	1.2%	1,784.1%	42.5%
Los Angeles, CA Metro Area	4	1,312	14,597	—	14,597	13.3%	(27,369)	3,375	(23,994)	(30.6)%	153.3%	160.8%
Miami, FL Metro Area	2	414	5,980	—	5,980	5.5%	5,264	—	5,264	6.7%	13.6%	13.6%
Minneapolis - St. Paul, MN Area	2	520	(360)	—	(360)	(0.3)%	(1,812)	—	(1,812)	(2.3)%	80.1%	80.1%
Nashville, TN Area	1	674	26,992	—	26,992	24.7%	25,591	—	25,591	32.7%	5.5%	5.5%
New York / New Jersey Metro Area	4	1,159	2,330	(83)	2,247	2.1%	177	882	1,059	1.4%	1,216.4%	112.2%
Orlando, FL Area	2	524	10,151	—	10,151	9.3%	3,759	—	3,759	4.8%	170.0%	170.0%
Philadelphia, PA Area	1	263	2,062	(40)	2,022	1.8%	272	798	1,070	1.4%	658.1%	89.0%
San Diego, CA Area	1	260	27,492	(25,225)	2,267	2.1%	5,925	(3,157)	2,768	3.5%	364.0%	(18.1)%
San Francisco - Oakland, CA Metro Area	3	793	(13,155)	62	(13,093)	(12.0)%	815	628	1,443	1.8%	(1,714.1)%	(1,007.3)%
Tampa, FL Area	2	571	8,948	—	8,948	8.2%	7,965	—	7,965	10.2%	12.3%	12.3%
Washington D.C. - MD - VA Area	9	2,428	258	—	258	0.2%	33,402	—	33,402	42.6%	(99.2)%	(99.2)%
Other Areas	24	4,738	7,869	25,088	32,957	30.0%	80,678	(70,667)	10,011	12.7%	(90.2)%	229.2%
Total Portfolio	68	16,633	$157,653	$(48,253)	$109,400	100.0%	$166,667	$(88,342)	$78,325	100.0%	(5.4)%	39.7%
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2025	2025	2025		2024	2024	2024		% Variance	% Variance
Atlanta, GA Area	6	1,128	$4,676	$(31)	$4,645	7.4%	$5,040	$(35)	$5,005	7.7%	(7.2)%	(7.2)%
Boston, MA Area	—	—	—	—	—	—%	2,491	(2,491)	—	—%	(100.0)%	—%
Dallas / Ft. Worth, TX Area	5	1,396	6,595	—	6,595	10.5%	4,469	(5)	4,464	6.8%	47.6%	47.7%
Houston, TX Area	2	453	1,717	81	1,798	2.9%	2,476	(397)	2,079	3.2%	(30.7)%	(13.5)%
Los Angeles, CA Metro Area	4	1,312	4,437	—	4,437	7.1%	5,325	(2)	5,323	8.2%	(16.7)%	(16.6)%
Miami, FL Metro Area	2	414	2,647	—	2,647	4.2%	2,801	(1)	2,800	4.3%	(5.5)%	(5.5)%
Minneapolis - St. Paul, MN Area	2	520	151	—	151	0.2%	(99)	(2)	(101)	(0.2)%	252.5%	249.5%
Nashville, TN Area	1	674	7,946	—	7,946	12.7%	8,515	—	8,515	13.0%	(6.7)%	(6.7)%
New York / New Jersey Metro Area	4	1,159	1,496	—	1,496	2.4%	2,554	(3)	2,551	3.9%	(41.4)%	(41.4)%
Orlando, FL Area	2	524	1,425	—	1,425	2.3%	2,434	—	2,434	3.7%	(41.5)%	(41.5)%
Philadelphia, PA Area	1	263	751	(38)	713	1.1%	304	(5)	299	0.5%	147.0%	138.5%
San Diego, CA Area	1	260	593	59	652	1.0%	1,671	(813)	858	1.3%	(64.5)%	(24.0)%
San Francisco - Oakland, CA Metro Area	3	793	2,666	—	2,666	4.3%	2,507	—	2,507	3.8%	6.3%	6.3%
Tampa, FL Area	2	571	2,305	—	2,305	3.7%	2,923	(3)	2,920	4.5%	(21.1)%	(21.1)%
Washington D.C. - MD - VA Area	9	2,428	9,117	—	9,117	14.5%	10,813	(4)	10,809	16.6%	(15.7)%	(15.7)%
Other Areas	24	4,738	16,611	(543)	16,068	25.7%	15,191	(368)	14,823	22.7%	9.3%	8.4%
Total Portfolio	68	16,633	$63,133	$(472)	$62,661	100.0%	$69,415	$(4,129)	$65,286	100.0%	(9.0)%	(4.0)%
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Year Ended December 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2025	2025	2025		2024	2024	2024		% Variance	% Variance
Atlanta, GA Area	6	1,128	$19,583	$(34)	$19,549	6.6%	$18,474	$(246)	$18,228	6.3%	6.0%	7.2%
Boston, MA Area	—	—	64	(64)	—	—%	10,977	(10,977)	—	—%	(99.4)%	—%
Dallas / Ft. Worth, TX Area	5	1,396	26,183	—	26,183	8.8%	22,217	(570)	21,647	7.5%	17.9%	21.0%
Houston, TX Area	2	453	8,490	(712)	7,778	2.6%	8,610	(1,842)	6,768	2.3%	(1.4)%	14.9%
Los Angeles, CA Metro Area	4	1,312	20,948	—	20,948	7.0%	21,024	151	21,175	7.3%	(0.4)%	(1.1)%
Miami, FL Metro Area	2	414	11,748	—	11,748	3.9%	10,978	—	10,978	3.8%	7.0%	7.0%
Minneapolis - St. Paul, MN Area	2	520	2,806	—	2,806	0.9%	1,487	—	1,487	0.5%	88.7%	88.7%
Nashville, TN Area	1	674	35,804	—	35,804	12.0%	35,327	—	35,327	12.2%	1.4%	1.4%
New York / New Jersey Metro Area	4	1,159	10,382	—	10,382	3.5%	9,776	(112)	9,664	3.3%	6.2%	7.4%
Orlando, FL Area	2	524	6,545	—	6,545	2.2%	7,498	—	7,498	2.6%	(12.7)%	(12.7)%
Philadelphia, PA Area	1	263	3,489	(40)	3,449	1.2%	2,404	228	2,632	0.9%	45.1%	31.0%
San Diego, CA Area	1	260	6,676	(2,591)	4,085	1.4%	8,483	(4,056)	4,427	1.5%	(21.3)%	(7.7)%
San Francisco - Oakland, CA Metro Area	3	793	13,257	—	13,257	4.5%	12,095	(227)	11,868	4.1%	9.6%	11.7%
Tampa, FL Area	2	571	11,990	—	11,990	4.0%	12,228	—	12,228	4.2%	(1.9)%	(1.9)%
Washington D.C. - MD - VA Area	9	2,428	47,832	—	47,832	16.1%	51,560	—	51,560	17.7%	(7.2)%	(7.2)%
Other Areas	24	4,738	76,828	(1,669)	75,159	25.3%	81,556	(6,541)	75,015	25.8%	(5.8)%	0.2%
Total Portfolio	68	16,633	$302,625	$(5,110)	$297,515	100.0%	$314,694	$(24,192)	$290,502	100.0%	(3.8)%	2.4%
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
December 31, 2025
(in thousands, except share price)
(unaudited)

December 31, 2025
Common stock shares outstanding	6,476
Partnership units outstanding	95
Combined common stock shares and partnership units outstanding	6,571
Common stock price	$4.26
Market capitalization	$27,992
Series D cumulative preferred stock	$27,778
Series F cumulative preferred stock	$25,926
Series G cumulative preferred stock	$36,774
Series H cumulative preferred stock	$25,949
Series I cumulative preferred stock	$25,858
Series J redeemable preferred stock	$192,105
Series K redeemable preferred stock	$18,278
Series L redeemable preferred stock	$5,955
Series M redeemable preferred stock	$13,772
Indebtedness	$2,571,224
Net working capital (see below)	$(103,231)
Total enterprise value (TEV)	$2,868,380

Cash and cash equivalents	$66,348
Restricted cash	$144,849
Accounts receivable, net	$32,736
Inventory	$3,599
Prepaid expenses	$9,767
Due from third-party hotel managers, net	$24,786
Total current assets	$282,085

Accounts payable, net & accrued expenses	$124,633
Dividends and distributions payable	$4,247
Due to affiliates, net	$49,974
Total current liabilities	$178,854

Net working capital	$103,231

The amounts do not include amounts related to the consolidation of 815 Commerce Managing Member, LLC, which includes the operations of the Le Meridien and debt associated with hotels in receivership.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2025				2026
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Courtyard Bloomington	117	x	x		x	x
Embassy Suites Austin	150								x
Embassy Suites Houston	150								x
Embassy Suites Palm Beach	160	x						x	x
Hampton Inn Evansville	140	x	x
Hilton Garden Inn Austin Downtown	254		x	x					x
Hilton Garden Inn Virginia Beach	176				x	x	x		x
Marriott Sugarland	300								x
Sheraton Anchorage	370				x	x		x	x
Sheraton San Diego Mission Valley	260					x	x	x	x
Westin Princeton	296				x	x	x		x
Total		3	3	1	4	5	3	3	9
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2025 and 2026 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2025	2025	2025	2025	December 31, 2025
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$4,332	$26,634	$57,561	$69,126	$157,653
Non-property adjustments	20,110	2,353	(5,234)	(31,855)	(14,626)
Interest income	(378)	(400)	(370)	(346)	(1,494)
Interest expense	2,694	3,061	3,156	3,065	11,976
Amortization of loan costs	30	35	132	106	303
Depreciation and amortization	34,042	34,540	35,228	37,290	141,100
Non-hotel EBITDA ownership expense	2,303	2,517	1,806	1,087	7,713
Hotel EBITDA including amounts attributable to noncontrolling interest	63,133	68,740	92,279	78,473	302,625
Non-comparable adjustments	(472)	(384)	(1,752)	(2,502)	(5,110)
Comparable hotel EBITDA	$62,661	$68,356	$90,527	$75,971	$297,515
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2025
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$4,182	$150	$4,332	$(75,129)	$(70,797)
Non-property adjustments	20,110	—	20,110	(20,110)	—
Interest income	(378)	—	(378)	378	—
Interest expense	2,694	—	2,694	55,939	58,633
Amortization of loan cost	30	—	30	6,604	6,634
Depreciation and amortization	31,985	2,057	34,042	49	34,091
Income tax expense (benefit)	—	—	—	(838)	(838)
Non-hotel EBITDA ownership expense	2,353	(50)	2,303	(2,303)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	60,976	2,157	63,133	(35,410)	27,723
Equity in (earnings) loss of unconsolidated entities	—	—	—	67	67
Company's portion of EBITDA of unconsolidated entities	—	—	—	256	256
Hotel EBITDA attributable to the Company and OP unitholders	$60,976	$2,157	$63,133	$(35,087)	$28,046
Non-comparable adjustments	(472)	—	(472)
Comparable hotel EBITDA	$60,504	$2,157	$62,661
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    Excluded hotels under renovation:
Courtyard Bloomington, Hilton Garden Inn Virginia Beach, Sheraton Anchorage, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2024
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(36,989)	$(136)	$(37,125)	$(91,974)	$(129,099)
Non-property adjustments	59,274	—	59,274	(59,274)	—
Interest income	(408)	—	(408)	408	—
Interest expense	3,181	—	3,181	66,934	70,115
Amortization of loan cost	118	—	118	4,354	4,472
Depreciation and amortization	35,695	1,561	37,256	49	37,305
Income tax expense (benefit)	(22)	—	(22)	(2,294)	(2,316)
Non-hotel EBITDA ownership expense	7,005	136	7,141	(7,141)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	67,854	1,561	69,415	(88,938)	(19,523)
Equity in (earnings) loss of unconsolidated entities	—	—	—	1,542	1,542
Company's portion of EBITDA of unconsolidated entities	—	—	—	130	130
Hotel EBITDA attributable to the Company and OP unitholders	$67,854	$1,561	$69,415	$(87,266)	$(17,851)
Non-comparable adjustments	(4,126)	(3)	(4,129)
Comparable hotel EBITDA	$63,728	$1,558	$65,286
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    Excluded hotels under renovation:
Courtyard Bloomington, Hilton Garden Inn Virginia Beach, Sheraton Anchorage, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2025
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$149,168	$8,485	$157,653	$(345,812)	$(188,159)
Non-property adjustments	(14,626)	—	(14,626)	14,626	—
Interest income	(1,494)	—	(1,494)	1,494	—
Interest expense	11,976	—	11,976	257,721	269,697
Amortization of loan cost	303	—	303	25,267	25,570
Depreciation and amortization	133,730	7,370	141,100	195	141,295
Income tax expense (benefit)	—	—	—	(143)	(143)
Non-hotel EBITDA ownership expense	7,605	108	7,713	(7,713)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	286,662	15,963	302,625	(54,365)	248,260
Equity in (earnings) loss of unconsolidated entities	—	—	—	325	325
Company's portion of EBITDA of unconsolidated entities	—	—	—	1,208	1,208
Hotel EBITDA attributable to the Company and OP unitholders	$286,662	$15,963	$302,625	$(52,832)	$249,793
Non-comparable adjustments	(5,110)	—	(5,110)
Comparable hotel EBITDA	$281,552	$15,963	$297,515
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    Excluded hotels under renovation:
Courtyard Bloomington, Hilton Garden Inn Virginia Beach, Sheraton Anchorage, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2024
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$158,142	$8,525	$166,667	$(231,678)	$(65,011)
Non-property adjustments	(27,513)	—	(27,513)	27,513	—
Interest income	(1,720)	—	(1,720)	1,720	—
Interest expense	11,628	—	11,628	293,733	305,361
Amortization of loan cost	490	—	490	13,100	13,590
Depreciation and amortization	146,362	5,944	152,306	470	152,776
Income tax expense (benefit)	68	—	68	929	997
Non-hotel EBITDA ownership expense	12,531	237	12,768	(12,768)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	299,988	14,706	314,694	93,019	407,713
Equity in (earnings) loss of unconsolidated entities	—	—	—	2,370	2,370
Company's portion of EBITDA of unconsolidated entities	—	—	—	436	436
Hotel EBITDA attributable to the Company and OP unitholders	$299,988	$14,706	$314,694	$95,825	$410,519
Non-comparable adjustments	(24,190)	(2)	(24,192)
Comparable hotel EBITDA	$275,798	$14,704	$290,502
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.
(2)    Excluded hotels under renovation:
Courtyard Bloomington, Hilton Garden Inn Virginia Beach, Sheraton Anchorage, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2025
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$2,024	$150	$2,742	$655	$3,034	$1,190	$(819)	$6,194	$(335)
Non-property adjustments	—	—	(906)	(320)	(86)	—	—	(487)	(83)
Interest income	(57)	—	(21)	—	(15)	(1)	—	(37)	—
Interest expense	699	—	916	—	—	—	—	—	—
Amortization of loan costs	6	—	—	—	—	—	—	—	—
Depreciation and amortization	1,978	—	3,745	1,386	1,362	1,398	729	2,080	1,928
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	26	(150)	119	(4)	142	60	241	196	(14)
Hotel EBITDA including amounts attributable to noncontrolling interest	4,676	—	6,595	1,717	4,437	2,647	151	7,946	1,496
Non-comparable adjustments	(31)	—	—	81	—	—	—	—	—
Comparable hotel EBITDA	$4,645	$—	$6,595	$1,798	$4,437	$2,647	$151	$7,946	$1,496

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$716	$402	$23,385	$(15,832)	$1,494	$(26,184)	$5,516	$4,332
Non-property adjustments	—	—	(23,315)	15,710	—	31,484	(1,887)	20,110
Interest income	(30)	—	(9)	(15)	—	(158)	(35)	(378)
Interest expense	—	—	—	556	—	—	523	2,694
Amortization of loan costs	—	—	—	—	—	—	24	30
Depreciation and amortization	732	345	485	1,902	682	4,034	11,256	34,042
Income tax expense (benefit)	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	7	4	47	345	129	(59)	1,214	2,303
Hotel EBITDA including amounts attributable to noncontrolling interest	1,425	751	593	2,666	2,305	9,117	16,611	63,133
Non-comparable adjustments	—	(38)	59	—	—	—	(543)	(472)
Comparable hotel EBITDA	$1,425	$713	$652	$2,666	$2,305	$9,117	$16,068	$62,661
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2024
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$1,966	$2,019	$(2,302)	$508	$(33,595)	$1,403	$(1,033)	$6,191	$284
Non-property adjustments	—	—	16	—	35,908	—	—	—	(72)
Interest income	(47)	(77)	—	—	(14)	23	—	(25)	—
Interest expense	749	—	1,398	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,178	511	3,913	1,696	1,954	1,226	716	2,404	1,913
Income tax expense (benefit)	—	—	—	—	—	—	—	(70)	—
Non-hotel EBITDA ownership expense	194	38	1,444	272	1,072	149	218	15	429
Hotel EBITDA including amounts attributable to noncontrolling interest	5,040	2,491	4,469	2,476	5,325	2,801	(99)	8,515	2,554
Non-comparable adjustments	(35)	(2,491)	(5)	(397)	(2)	(1)	(2)	—	(3)
Comparable hotel EBITDA	$5,005	$—	$4,464	$2,079	$5,323	$2,800	$(101)	$8,515	$2,551

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,530	$(98)	$799	$(749)	$1,057	$6,388	$(21,493)	$(37,125)
Non-property adjustments	—	—	—	—	—	—	23,422	59,274
Interest income	(29)	—	(26)	(16)	—	(164)	(33)	(408)
Interest expense	—	—	—	210	—	—	824	3,181
Amortization of loan costs	—	—	—	80	—	—	38	118
Depreciation and amortization	927	367	611	2,164	760	4,396	11,520	37,256
Income tax expense (benefit)	—	—	—	—	—	—	48	(22)
Non-hotel EBITDA ownership expense	6	35	287	818	1,106	193	865	7,141
Hotel EBITDA including amounts attributable to noncontrolling interest	2,434	304	1,671	2,507	2,923	10,813	15,191	69,415
Non-comparable adjustments	—	(5)	(813)	—	(3)	(4)	(368)	(4,129)
Comparable hotel EBITDA	$2,434	$299	$858	$2,507	$2,920	$10,809	$14,823	$65,286
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2025
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$8,424	$31,971	$6,760	$17,334	$14,597	$5,980	$(360)	$26,992	$2,330
Non-property adjustments	—	(31,814)	(925)	(16,354)	(86)	—	—	(487)	(83)
Interest income	(223)	—	(22)	—	(60)	(6)	—	(133)	—
Interest expense	2,810	—	4,340	—	—	—	—	—	—
Amortization of loan costs	22	—	162	—	—	—	—	—	—
Depreciation and amortization	8,225	1	14,794	6,773	5,858	5,642	2,827	8,956	7,570
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	325	(94)	1,074	737	639	132	339	476	565
Hotel EBITDA including amounts attributable to noncontrolling interest	19,583	64	26,183	8,490	20,948	11,748	2,806	35,804	10,382
Non-comparable adjustments	(34)	(64)	—	(712)	—	—	—	—	—
Comparable hotel EBITDA	$19,549	$—	$26,183	$7,778	$20,948	$11,748	$2,806	$35,804	$10,382

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$10,151	$2,062	$27,492	$(13,155)	$8,948	$258	$7,869	$157,653
Non-property adjustments	(6,700)	—	(23,315)	15,711	—	31,484	17,943	(14,626)
Interest income	(123)	—	(86)	(52)	—	(649)	(140)	(1,494)
Interest expense	—	—	—	1,966	—	—	2,860	11,976
Amortization of loan costs	—	—	—	27	—	—	92	303
Depreciation and amortization	3,193	1,396	2,369	7,766	2,783	16,529	46,418	141,100
Income tax expense (benefit)	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	24	31	216	994	259	210	1,786	7,713
Hotel EBITDA including amounts attributable to noncontrolling interest	6,545	3,489	6,676	13,257	11,990	47,832	76,828	302,625
Non-comparable adjustments	—	(40)	(2,591)	—	—	—	(1,669)	(5,110)
Comparable hotel EBITDA	$6,545	$3,449	$4,085	$13,257	$11,990	$47,832	$75,159	$297,515
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2024
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$19,975	$4,380	$6,725	$920	$(27,369)	$5,264	$(1,812)	$25,591	$177
Non-property adjustments	(14,362)	665	(1,568)	—	38,909	—	—	—	661
Interest income	(180)	(282)	(4)	—	(71)	(15)	—	(108)	(4)
Interest expense	3,079	2,518	1,735	—	—	—	—	—	—
Amortization of loan costs	—	144	—	—	—	—	—	—	—
Depreciation and amortization	9,556	3,552	13,575	6,686	8,315	4,561	2,972	9,675	8,175
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	406	—	1,754	1,004	1,240	1,168	327	169	767
Hotel EBITDA including amounts attributable to noncontrolling interest	18,474	10,977	22,217	8,610	21,024	10,978	1,487	35,327	9,776
Non-comparable adjustments	(246)	(10,977)	(570)	(1,842)	151	—	—	—	(112)
Comparable hotel EBITDA	$18,228	$—	$21,647	$6,768	$21,175	$10,978	$1,487	$35,327	$9,664

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$3,759	$272	$5,925	$815	$7,965	$33,402	$80,678	$166,667
Non-property adjustments	—	425	—	228	—	—	(52,471)	(27,513)
Interest income	(112)	(4)	(94)	(67)	—	(635)	(144)	(1,720)
Interest expense	—	—	—	846	—	—	3,450	11,628
Amortization of loan costs	—	—	—	198	—	—	148	490
Depreciation and amortization	3,823	1,655	2,388	9,147	3,222	18,311	46,693	152,306
Income tax expense (benefit)	—	—	—	—	—	—	68	68
Non-hotel EBITDA ownership expense	28	56	264	928	1,041	482	3,134	12,768
Hotel EBITDA including amounts attributable to noncontrolling interest	7,498	2,404	8,483	12,095	12,228	51,560	81,556	314,694
Non-comparable adjustments	—	228	(4,056)	(227)	—	—	(6,541)	(24,192)
Comparable hotel EBITDA	$7,498	$2,632	$4,427	$11,868	$12,228	$51,560	$75,015	$290,502
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended December 31, 2025
	BAML/Sculptor KEYS Pool - 16 hotels	BAML Highland Pool - 18 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Nashville -1 hotel	Hilton Alexandria / La Posada - 2 hotels	BAML Indigo Atlanta - 1 hotel	Torchlight Marriott Gateway - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	Aareal Le Pavillon - 1 hotel	Ft Worth Le Meridien - 1 hotel
Net income (loss)	$50,333	$78,299	$52,323	$6,760	$26,993	$(25,179)	$294	$12,642	$(18,344)	$(24,375)	$(6,189)
Non-property adjustments	(8,121)	(32,550)	(38,278)	—	(487)	31,484	—	—	16,344	17,259	—
Interest income	(139)	(333)	(279)	(186)	(133)	—	(5)	(397)	—	—	(22)
Interest expense	—	—	—	—	—	—	887	—	1,967	2,857	4,341
Amortization of loan costs	—	—	—	—	—	—	22	—	27	92	162
Depreciation and amortization	27,424	38,133	22,149	18,579	8,956	4,603	1,205	4,023	2,076	5,287	4,037
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	2,397	2,238	1,882	666	475	23	(115)	53	44	387	493
Hotel EBITDA including amounts attributable to noncontrolling interest	71,894	85,787	37,797	25,819	35,804	10,931	2,288	16,321	2,114	1,507	2,822
Non-comparable adjustments	(1)	(64)	(3,235)	1	—	—	—	—	—	(1,507)	—
Comparable hotel EBITDA	$71,893	$85,723	$34,562	$25,820	$35,804	$10,931	$2,288	$16,321	$2,114	$—	$2,822

	BAML - 4 Pack	Disposed Hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$538	$1,473	$2,085	$157,653
Non-property adjustments	—	(277)	—	(14,626)
Interest income	—	—	—	(1,494)
Interest expense	—	—	1,924	11,976
Amortization of loan costs	—	—	—	303
Depreciation and amortization	4,089	—	539	141,100
Income tax expense (benefit)	—	—	—	—
Non-hotel EBITDA ownership expense	42	(894)	22	7,713
Hotel EBITDA including amounts attributable to noncontrolling interest	4,669	302	4,570	302,625
Non-comparable adjustments	(2)	(302)	—	(5,110)
Comparable hotel EBITDA	$4,667	$—	$4,570	$297,515
NOTES:
(1)    The above comparable information assumes the 68 hotel properties owned and included in the Company’s operations at December 31, 2025, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period and hotel properties in receivership.